UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 19345

Date of Report (Date of earliest event reported): April 18, 2023

Camber Energy, Inc.
(Exact name of registrant as specified in its charter)

Nevada	001-32508	20-2660243
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

15915 Katy Freeway Suite 450, Houston, Texas	77094
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (281) 404-4387

Not applicable.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol (s)	Name of each exchange on which registered
Common Stock	CEI	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Amendment to Merger Agreement with Viking Energy Group, Inc.

In connection with the previously announced resumption of merger negotiations and further steps to complete a merger, on April 18, 2023, Camber Energy, Inc. (“Camber” or the “Company”) and Viking Energy Group, Inc. (“Viking”) entered into an amendment to that certain Amended and Restated Agreement and Plan of Merger, dated as of February 15, 2023 (as it may be further amended from time to time, the “Merger Agreement”). The Merger Agreement provides that, upon the terms and subject to the conditions set forth therein, Viking Merger Sub, Inc., a Nevada corporation and wholly owned subsidiary of Camber (“Merger Sub”) will merge with and into Viking (the “Merger”), with Viking surviving the Merger as a wholly-owned subsidiary of Camber.

Upon the terms and subject to the conditions set forth in the Merger Agreement, at the effective time of the Merger (the “Effective Time”), each share: (i) of common stock, par value $0.001 per share, of Viking (the “Viking Common Stock”) issued and outstanding immediately prior to the Effective Time, other than shares owned by Camber, Viking and Merger Sub, will be converted into the right to receive one share of common stock of Camber (the “Camber Common Stock”); (ii) of Series C Convertible Preferred Stock of Viking (the “Viking Series C Preferred Stock”) issued and outstanding immediately prior to the Effective Time will be converted into the right to receive one share of Series A Convertible Preferred Stock of Camber (the “New Camber Series A Preferred Stock”) and (iii) of Series E Convertible Preferred Stock of Viking (the “Viking Series E Preferred Stock,” and, together with the Viking Series C Preferred Stock, the “Viking Preferred Stock”) issued and outstanding immediately prior to the Effective Time will be converted into the right to receive one share of Series H Preferred Stock of Camber (the “New Camber Series H Preferred Stock,” and, together with the New Camber Series A Preferred Stock, the “New Camber Preferred”).

Each share of New Camber Series A Preferred Stock will be convertible into 890 shares of Camber Common Stock (subject to a beneficial ownership limitation preventing conversion into Camber Common Stock if the holder would be deemed to beneficially own more than 9.99% of Camber Common Stock), will be treated equally with Camber Common Stock with respect to dividends and liquidation, and will only have voting rights with respect to voting: (a) on a proposal to increase or reduce Camber’s share capital; (b) on a resolution to approve the terms of a buy-back agreement; (c) on a proposal to wind up Camber; (d) on a proposal for the disposal of all or substantially all of Camber’s property, business and undertaking; (f) during the winding-up of Camber; and/or (g) with respect to a proposed merger or consolidation in which Camber is a party or a subsidiary of Camber is a party.

Each share of New Camber Series H Preferred Stock will have a face value of $10,000 per share, will be convertible into a certain number of shares of Camber Common Stock, with the conversion ratio based upon achievement of certain milestones by Viking’s subsidiary, Viking Protection Systems, LLC (provided the holder has not elected to receive the applicable portion of the purchase price in cash pursuant to that certain Purchase Agreement, dated as of February 9, 2022, by and between Viking and Jedda Holdings, LLC), will be subject to a beneficial ownership limitation of 4.99% of Camber Common Stock (but may be increased up to a maximum of 9.99% at the sole election of a holder by the provision of at least 61 days’ advance written notice) and will have voting rights equal to one vote per share of Camber Series H Preferred Stock held on a non-cumulative basis.

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Holders of Viking Common Stock and Viking Preferred Stock will have any fractional shares of Camber Common Stock or New Camber Preferred after the Merger rounded up to the nearest whole share.

At the Effective Time, each then outstanding option or warrant to purchase Viking Common Stock (a “Viking Option”) will, to the extent unvested, automatically become fully vested and will be converted automatically into an option or warrant (an “Adjusted Option”) to purchase, on substantially the same terms and conditions as were applicable to such Viking Option immediately prior to the effective time of the Merger, except that (i) instead of being exercisable into Viking Common Stock, such Adjusted Option will be exercisable into Camber Common Stock, and (ii) all references to the “Company” in the Viking Option agreements will be references to Camber in the Adjusted Option agreements.

At the Effective Time, each promissory note issued by Viking that is convertible into Viking Common Stock (a “Viking Convertible Note”) that, as of immediately prior to the effective time of the Merger, is outstanding and unconverted shall be converted into a promissory note convertible into Camber Common Stock (an “Adjusted Convertible Note”) having substantially the same terms and conditions as applied to the corresponding Viking Convertible Note as of immediately prior to the effective time of the Merger (including, for the avoidance of doubt, any extended post-termination conversion period that applies following consummation of the Merger), except that (i) instead of being convertible into Viking Common Stock, such Adjusted Convertible Note will be convertible into Camber Common Stock, and (ii) all references to the “Company” in the Viking Convertible Note agreements will be references to Camber in the Adjusted Convertible Note agreements.

The Merger Agreement provides, among other things, that effective as of the Effective Time, James A. Doris, the current Chief Executive Officer of both Viking and Camber, shall serve as President and Chief Executive Officer of the combined company following the Effective Time. The Merger Agreement provides that, as of the Effective Time, the combined company will have its headquarters in Houston, Texas.

The Merger Agreement also provides that, during the period from the date of the Merger Agreement until the Effective Time, each of Camber and Viking will be subject to certain restrictions on its ability to solicit alternative acquisition proposals from third parties, to provide non-public information to third parties and to engage in discussions with third parties regarding alternative acquisition proposals, subject to customary exceptions. Viking is required to hold a meeting of its stockholders to vote upon the adoption of the Merger Agreement and, subject to certain exceptions, to recommend that its stockholders vote to adopt the Merger Agreement. Camber is required to hold a meeting of its stockholders to approve the issuance of Camber Common Stock and New Camber Preferred (including the shares of Camber Common Stock issuable upon conversion thereof) in connection with the Merger (the “Share Issuances”) and an increase in the number of authorized Camber Common Stock (if not approved in connection with Camber’s special meeting of the stockholders scheduled to be held on April 26, 2023) (the “Increase in Authorized Share Capital”) and, subject to certain exceptions, to recommend that its stockholders approve such proposals.

The completion of the Merger is subject to customary conditions, including (i) adoption of the Merger Agreement by Viking’s stockholders and approval of the Share Issuances and Increase in Authorized Share Capital by Camber’s stockholders, (ii) receipt of required regulatory approvals, (iii) effectiveness of a registration statement on Form S-4 for the Camber Common Stock to be issued in the Merger (the “Form S-4”), and (iv) the absence of any law, order, injunction, decree or other legal restraint preventing the completion of the Merger or making the completion of the Merger illegal. Each party’s obligation to complete the Merger is also subject to certain additional customary conditions, including (i) subject to certain exceptions, the accuracy of the representations and warranties of the other party, (ii) subject to certain exceptions, performance by the other party of its obligations under the Merger Agreement and (iii) the absence of any material adverse effect on the other party, as defined in the Merger Agreement.

Additional closing conditions to the Merger include: (i) receipt of fairness opinions from financial advisors of both Camber and Viking that the Merger is fair from a financial point of view to the holders of each company’s common stock, (ii) confirmation from Camber that it is not in default of its outstanding agreements with a certain preferred equityholder and lender, (iii) written agreement from Camber’s warrantholders regarding the number and exercise price of Camber’s outstanding warrants and that the Merger will not trigger any price adjustments in certain outstanding warrant agreements, and (iv) that, in the event the NYSE American determines that the Merger constitutes, or will constitute, a “back-door listing”/”reverse merger”, Camber (and its common stock) is required to qualify for initial listing on the NYSE American, pursuant to the applicable guidance and requirements of the NYSE as of the Effective Time.

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The Merger Agreement can be terminated (i) at any time with the mutual consent of the parties; (ii) by either Camber or Viking if any governmental consent or approval required for closing is not obtained, or any governmental entity issues a final non-appealable order or similar decree preventing the Merger; (iii) by either Viking or Camber if the Merger shall not have been consummated on or before September 30, 2023; (iv) by Camber or Viking, upon the breach by the other of a term of the Merger, which is not cured within 30 days of the date of written notice thereof by the other; (v) by Camber if Viking is unable to obtain the affirmative vote of its stockholders for approval of the Merger; (vi) by Viking if Camber is unable to obtain the affirmative vote of its stockholders for approval of the Share Issuances and the Increase in Authorized Share Capital; and (vii) by Viking or Camber if there is a willful breach of the Merger Agreement by the other party thereto.

The Merger Agreement contains customary indemnification obligations of the parties and representations and warranties.

The representations, warranties and covenants of each party set forth in the Merger Agreement have been made only for the purposes of, and were and are solely for the benefit of the parties to, the Merger Agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Accordingly, the representations and warranties may not describe the actual state of affairs at the date they were made or at any other time, and investors should not rely on them as statements of fact. In addition, such representations and warranties (i) will not survive consummation of the Merger and (ii) were made only as of the date of the Merger Agreement or such other date as is specified in the Merger Agreement. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the parties’ public disclosures. Accordingly, the Merger Agreement is included with this filing only to provide investors with information regarding the terms of the Merger Agreement, and not to provide investors with any factual information regarding Camber or Viking, their respective affiliates or their respective businesses. The Merger Agreement should not be read alone, but should instead be read in conjunction with the other information regarding Camber, Viking, their respective affiliates or their respective businesses, the Merger Agreement and the Merger that will be contained or referenced in the Form S-4 that will include a joint proxy statement of Camber and Viking and a prospectus of Camber, as well as in the Forms 10-K, Forms 10-Q and other filings that each of Camber and Viking make with the U.S. Securities and Exchange Commission (“SEC”).

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which is attached hereto as Exhibit 2.1 and is incorporated herein by reference.

Item 8.01 Other Events.

On April 19, 2023, Viking and Camber each published a joint press release announcing the amendment to the Agreement and Plan of Merger. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

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Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit
2.1	First Amendment, dated as of April 18, 2023, to Amended and Restated Agreement and Plan of Merger, by and between Camber Energy, Inc. and Viking Energy Group, Inc., dated as of February 15, 2021.
99.1	Press Release dated April 19, 2023
104	Cover Page Interactive Data File (embedded within Inline XBRL document)

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Forward-Looking Statements

Certain statements contained in this Current Report on Form 8-K are forward-looking information within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended. Any statements that are not historical facts contained herein are “forward-looking statements”, which involve a number of risks and uncertainties and are made pursuant to the Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995. Words such as “strategy,” “expects,” “continues,” “plans,” “anticipates,” “believes,” “would,” “will,” “may,” “should,” “estimates,” “intends,” “projects,” “goals,” “targets” and other words of similar meaning are intended to identify forward-looking statements but are not the exclusive means of identifying these statements.

Important factors that may cause actual results and outcomes to differ materially from those contained in such forward-looking statements include, without limitation, the occurrence of any event, change or other circumstances that could give rise to the parties failing to complete the Merger on the terms disclosed, if at all, the right of one or both of Viking or Camber to terminate the Merger Agreement and the result of such termination; the outcome of any legal proceedings that may be instituted against Viking, Camber or their respective directors; the ability to obtain regulatory approvals and other consents, and meet other closing conditions to the Merger on a timely basis or at all, including the risk that regulatory approvals or other consents required for the Merger are not obtained on a timely basis or at all, or which are obtained subject to conditions that are not anticipated or that could adversely affect the combined company or the expected benefits of the transaction; the ability to obtain approval by Viking stockholders and Camber stockholders on the expected schedule or at all; required closing conditions which may not be able to be met and/or consents which may not be able to be obtained; difficulties and delays in integrating Viking’s and Camber’s businesses; prevailing economic, market, regulatory or business conditions, or changes in such conditions, negatively affecting the parties, including, but not limited to, as a result of the recent volatility in oil and gas prices and the status of the economy (both US and global) due to the COVID-19 pandemic and actions taken to slow the spread of COVID-19; risks that the transaction disrupts Viking’s or Camber’s current plans and operations; failing to fully realize anticipated cost savings and other anticipated benefits of the Merger when expected or at all; potential adverse reactions or changes to business relationships resulting from the announcement or completion of the Merger; debt of Viking and Camber and the dates such debts come due; the ability of Viking or Camber to retain and hire key personnel; the diversion of management’s attention from ongoing business operations; uncertainty as to the long-term value of the common stock of the combined company following the Merger; the continued availability of capital and financing, prior to, and following, the Merger; the business, economic and political conditions in the markets in which Viking and Camber operate; and the fact that Viking’s and Camber’s reported earnings and financial position may be adversely affected by tax and other factors.

Other important factors that may cause actual results and outcomes to differ materially from those contained in the forward-looking statements included in this communication are described in Viking’s and Camber’s publicly filed reports, including Viking’s Annual Report on Form 10-K for the year ended December 31, 2022, and Camber’s Annual Report on Form 10-K for the year ended December 31, 2022.

Viking and Camber caution that the foregoing list of important factors is not complete, any forward-looking statement speaks only as of the date on which such statement is made, and they do not undertake to update any forward-looking statements that either party may make, whether as a result of new information, future events or otherwise, except as required by applicable law. All subsequent written and oral forward-looking statements attributable to Viking, Camber or any person acting on behalf of either party are expressly qualified in their entirety by the cautionary statements referenced above.

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Additional Information and Where to Find It

If certain conditions are satisfied in connection with the proposed Merger Camber will file with the SEC registration statement on Form S-4 to register the shares of Camber Common Stock to be issued in connection with the Merger. The registration statement will include a preliminary joint proxy statement/prospectus which, when finalized, will be sent to the respective stockholders of Viking and Camber seeking their approval of their respective transaction-related proposals. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT ON FORM S-4 AND THE RELATED JOINT PROXY STATEMENT/PROSPECTUS INCLUDED WITHIN THE REGISTRATION STATEMENT ON FORM S-4, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS AND ANY OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED MERGER, WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT VIKING, CAMBER AND THE PROPOSED MERGER.

Investors and security holders may obtain copies of these documents free of charge through the website maintained by the SEC at www.sec.gov or from Viking at its website, www.vikingenergygroup.com, or from Camber at its website, www.camber.energy. Documents filed with the SEC by Viking will be available free of charge by accessing Viking’s website at www.vikingenergygroup.com under the heading “Investors,” or, alternatively, by directing a request by telephone or mail to Viking Energy Group, Inc. at 15915 Katy Freeway, Suite 450, Houston, Texas, 77094, (281) 404-4387, and documents filed with the SEC by Camber will be available free of charge by accessing Camber’s website at www.camber.energy  under the heading “Investors,” or, alternatively, by directing a request by telephone or mail to Camber Energy, Inc. at 15915 Katy Freeway, Suite 450, Houston, Texas, 77094, (281) 404-4387.

Participants in the Solicitation

Viking, Camber and certain of their respective directors, executive officers and employees may be deemed to be participants in the solicitation of proxies from the respective stockholders of Viking and Camber in respect of the proposed Merger and the approvals of Viking’s and Camber’s respective stockholders under the rules of the SEC. Information about Viking’s directors and executive officers is available in Viking’s Annual Report on Form 10-K for the year ended December 31, 2022. Information about Camber’s directors and executive officers is available in Camber’s Annual Report on Form 10-K for the year ended December 31, 2022. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the joint proxy statement/prospectus and other relevant materials to be filed with the SEC regarding the Merger when they become available. Investors should read the joint proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from Viking or Camber using the sources indicated above.

No Offer or Solicitation

This communication is not intended to and does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities or the solicitation of any vote or approval in any jurisdiction in connection with the proposed Merger, the approvals of Viking’s and Camber’s respective stockholders or otherwise, nor shall there be any sale, issuance or transfer of securities, in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. In particular, this communication is not an offer of securities for sale into the United States. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or pursuant to an exemption from, or in a transaction not subject to, such registration requirements.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Camber Energy, Inc.

Date: April 19, 2023	By:	/s/ James Doris
	Name:	James Doris
	Title:	President & CEO

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